                                                               Exhibit (e)(i)(A)
                                    FORM OF
                               AMENDED SCHEDULE A
                              Dated August 1, 2002
                          to the Distribution Agreement

FUND                                                   FUND
Fifth Third Government Money Market Fund               Fifth Third Institutional Government Money Market Fund
Fifth Third Prime Money Market Fund                    Fifth Third Institutional Money Market Fund
Fifth Third Municipal Money Market Fund                Fifth Third Michigan Municipal Money Market Fund
Fifth Third Quality Growth Fund                        Fifth Third International GDP Fund
Fifth Third Equity Income Fund                         Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                              Fifth Third Large Cap Growth Fund
Fifth Third Mid Cap Fund                               Fifth Third Equity Index Fund
Fifth Third International Equity Fund                  Fifth Third Large Cap Value Fund
Fifth Third Technology Fund                            Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund                     Fifth Third Michigan Municipal Bond Fund
Fifth Third Bond Fund                                  Fifth Third Municipal Bond Fund
Fifth Third U.S. Government Bond Fund                  Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Intermediate Municipal Bond Fund           Fifth Third Pinnacle Fund
Fifth Third Ohio Municipal Bond Fund                   Fifth Third LifeModel Conservative Fund
Fifth Third U.S. Treasury Money Market Fund            Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Strategic Income Fund                      Fifth Third LifeModel Moderate Fund
Fifth Third Multi Cap Value Fund                       Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Worldwide Fund                             Fifth Third LifeModel Aggressive Fund
Fifth Third Micro Cap Value Fund

                                    FIFTH THIRD FUNDS

                                    By:
                                        ----------------------------------------
                                    Title:


                                    FIFTH THIRD FUNDS DISTRIBUTOR, INC.

                                    By:
                                        ----------------------------------------
                                    Title:

                                    FORM OF
                               AMENDED SCHEDULE B
                              Dated August 1, 2002
                          to the Distribution Agreement

Investment A Shares
-------------------

Fifth Third Government Money Market Fund                   Fifth Third Michigan Municipal Money Market Fund
Fifth Third Prime Money Market Fund                        Fifth Third International GDP Fund
Fifth Third Municipal Money Market Fund                    Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund                            Fifth Third Large Cap Growth Fund
Fifth Third Equity Income Fund                             Fifth Third Equity Index Fund
Fifth Third Balanced Fund                                  Fifth Third Large Cap Value Fund
Fifth Third Mid Cap Fund                                   Fifth Third Short Term Bond Fund
Fifth Third International Equity Fund                      Fifth Third Michigan Municipal Bond Fund
Fifth Third Technology Fund                                Fifth Third Municipal Bond Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Bond Fund                                      Fifth Third Pinnacle Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third LifeModel Conservative Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderate Fund
Fifth Third U.S. Treasury Money Market Fund                Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund
Fifth Third Micro Cap Value Fund

Investment B Shares
-------------------

Fifth Third Prime Money Market Fund                        Fifth Third International GDP Fund
Fifth Third Quality Growth Fund                            Fifth Third Small Cap Growth Fund
Fifth Third Equity Income Fund                             Fifth Third Large Cap Growth Fund
Fifth Third Balanced Fund                                  Fifth Third Equity Index Fund
Fifth Third Mid Cap Fund                                   Fifth Third Large Cap Value Fund
Fifth Third International Equity Fund                      Fifth Third Short Term Bond Fund
Fifth Third Technology Fund                                Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Municipal Bond Fund
Fifth Third Bond Fund                                      Fifth Third Pinnacle Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third LifeModel Conservative Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderate Fund
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Micro Cap Value Fund                           Fifth Third LifeModel Aggressive Fund

Investment C Shares
-------------------

Fifth Third Quality Growth Fund                            Fifth Third International GDP Fund
Fifth Third Equity Income Fund                             Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                                  Fifth Third Large Cap Growth Fund
Fifth Third Mid Cap Fund                                   Fifth Third Equity Index Fund
Fifth Third International Equity Fund                      Fifth Third Large Cap Value Fund
Fifth Third Technology Fund                                Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Michigan Municipal Bond Fund
Fifth Third Bond Fund                                      Fifth Third Municipal Bond Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third Pinnacle Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Conservative Fund
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Strategic Income Fund                          Fifth Third LifeModel Moderate Fund
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Worldwide Fund                                 Fifth Third LifeModel Aggressive Fund

Fifth Third Micro Cap Value Fund

Advisor Shares
--------------

Fifth Third Prime Money Market Fund                        Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund                            Fifth Third Equity Index Fund
Fifth Third Balanced Fund                                  Fifth Third Municipal Bond Fund
Fifth Third Mid Cap Fund                                   Fifth Third LifeModel Conservative Fund
Fifth Third Technology Fund                                Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Bond Fund                                      Fifth Third LifeModel Moderate Fund
Fifth Third Strategic Income Fund                          Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund
Fifth Third Worldwide Fund
Fifth Third Micro Cap Value Fund

Service Shares
--------------

Fifth Third U.S. Treasury Money Market Fund                Fifth Third Institutional Government Money Market Fund
Fifth Third Institutional Money Market Fund

                                                     FIFTH THIRD FUNDS

                                                     By:
                                                         ----------------------------------------
                                                     Title:


                                                     FIFTH THIRD FUNDS DISTRIBUTOR, INC.

                                                     By:
                                                         ----------------------------------------
                                                     Title:


                                    FORM OF
                               AMENDED SCHEDULE C
                              Dated August 1, 2002
                          to the Distribution Agreement

Fifth Third Government Money Market Fund                   Fifth Third Michigan Municipal Money Market Fund
Fifth Third Prime Money Market Fund                        Fifth Third International GDP Fund
Fifth Third Municipal Money Market Fund                    Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund                            Fifth Third Large Cap Growth Fund
Fifth Third Equity Income Fund                             Fifth Third Equity Index Fund
Fifth Third Balanced Fund                                  Fifth Third Large Cap Value Fund
Fifth Third Mid Cap Fund                                   Fifth Third Short Term Bond Fund
Fifth Third International Equity Fund                      Fifth Third Michigan Municipal Bond Fund
Fifth Third Technology Fund                                Fifth Third Municipal Bond Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Bond Fund                                      Fifth Third Pinnacle Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third LifeModel Conservative Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderate Fund
Fifth Third U.S. Treasury Money Market Fund                Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund
Fifth Third Micro Cap Value Fund

                                                     FIFTH THIRD FUNDS

                                                     By:
                                                         ----------------------------------------
                                                     Title:


                                                     FIFTH THIRD FUNDS DISTRIBUTOR, INC.

                                                     By:
                                                         ----------------------------------------
                                                     Title: